UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2010

TheStreet.com, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	0-25779	06-1515824
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Wall Street 15th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 321-5000

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 25, 2010, TheStreet.com, Inc. (the "Company") issued a press release announcing its financial condition and results of operations as of and for the periods ended June 30, 2009 and September 30, 2009, respectively, as well as revisions to certain line items in its previously-filed consolidated financial statements as of and for the fiscal year ended December 31, 2008 and the fiscal quarters within such fiscal year, respectively (collectively, the "2008 Periods"). A copy of the Company's press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 2.02 and in Exhibit 99.1 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As previously disclosed, the Company identified an issue relating to its recording of certain revenue of its Promotions.com subsidiary ("Promotions.com" which subsidiary the Company sold in December 2009, as previously announced) and, as a result, the Audit Committee of the Board of Directors of the Company (the "Audit Committee") engaged outside counsel, Skadden, Arps, Slate, Meagher & Flom LLP, and accounting experts, AlixPartners LLP, and conducted an independent review of accounting matters related to Promotions.com (the "Review"). As a result of the Review, on January 22, 2010, the Audit Committee concluded that, due to certain inaccuracies in the previously-issued consolidated financial statements as of and for each of the 2008 Periods, such consolidated financial statements no longer should be relied upon. The Company will restate its consolidated financial statements for the year ended December 31, 2008 and anticipates filing, on or before February 8, 2010, a Form 10-K/A for the year ended December 31, 2008, which shall contained certain revised results for the quarters within such fiscal year.

The restatement will not affect the Company's previously-reported cash, cash equivalents, restricted cash and marketable securities. The restatement will make adjustments to correct errors related to the timing of recognition of revenue within the Promotions.com subsidiary and make adjustments to revenue and expense related to transactions with certain third parties involving the Promotions.com subsidiary, in which the Company contracted both to provide services to, and receive services from, such third parties. The adjustments will result in reduced revenue in certain quarters, and increased revenue in other quarters, as compared to results previously reported; reduced expense in certain quarters, as compared to results previously reported; and reduced net income (or increased net loss) in certain quarters, and reduced net loss in other quarters, as compared to results previously reported. Moreover, as a result of the restatement, certain revenue previously reported within 2008 Periods will be deferred and recognized in 2009.

The Audit Committee and authorized officers of the Company have discussed this matter with its current independent accountant, KPMG LLP, as well as with Marcum LLP (f/k/a Marcum & Kliegman, LLP), which was the Company's independent accountant during the Company's 2007 and 2008 fiscal years.

Item 9.01 Financial Statements and Exhibits

THESTREET.COM, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Unaudited
	For the Three Months Ended September 30,	For the Nine Months Ended September 30,

	2009	2009
Revenue:
Paid services	$ 9,373,672	$ 28,310,049
Marketing services	5,861,931	15,418,258
Total revenue	15,235,603	43,728,307

Operating expense:
Cost of services	7,156,120	22,666,527
Sales and marketing	3,005,218	8,768,054
General and administrative	5,266,804	13,129,465
Intangible asset impairment	-	24,137,069
Depreciation and amortization	1,348,806	4,027,253
Restructuring expense	169,692	2,728,502
Total operating expense	16,946,640	75,456,870
Operating loss	(1,711,037)	(31,728,563)
Net interest income	186,342	775,896
Gain on sales of marketable securities	34,684	295,430

Other income	-	153,677
Loss from continuing operations before income taxes	(1,490,011)	(30,503,560)
Benefit (provision) for income taxes	53,222	(16,283,105)
Loss from continuing operations	(1,436,789)	(46,786,665)
Discontinued operations:
Loss on disposal of discontinued operations	1,846	10,453
Loss from discontinued operations	1,846	10,453
Net loss	(1,438,635)	(46,797,118)
Preferred stock cash dividends	96,424	289,272
Net loss attributable to common stockholders	$ (1,535,059)	$ (47,086,390)

Basic net loss per share:
Loss from continuing operations	$ (0.05)	$ (1.53)
Loss on disposal of discontinued operations	(0.00)	(0.00)
Net loss	(0.05)	(1.53)
Preferred stock dividends	(0.00)	(0.01)
Net loss attributable to common stockholders	$ (0.05)	$ (1.54)

Diluted net loss per share:
Loss from continuing operations	$ (0.05)	$ (1.53)
Loss on disposal of discontinued operations	(0.00)	(0.00)
Net loss	(0.05)	(1.53)

Preferred stock dividends	(0.00)	(0.01)
Net loss attributable to common stockholders	$ (0.05)	$ (1.54)

Weighted average basic shares outstanding	30,606,216	30,574,361
Weighted average diluted shares outstanding	30,606,216	30,574,361

Adjusted EBITDA
Net loss	$ (1,438,635)	$ (46,797,118)
Interest	(186,342)	(775,896)
Gain on sales of marketable securities	(34,684)	(295,430)
(Benefit) provision for income taxes	(53,222)	16,283,105
Depreciation & amortization	1,348,806	4,027,253
EBITDA	(364,077)	(27,558,086)
Other income	-	(153,677)
Intangible asset impairment	-	24,137,069
Restructuring and other charge	169,692	2,728,502
Costs of review of Promotions.com accounting	1,307,778	1,307,778
Noncash compensation	573,221	2,158,815
Adjusted EBITDA	$ 1,686,614	$ 2,620,401

THESTREET.COM, INC.
CONSOLIDATED BALANCE SHEET

Unaudited
ASSETS	September 30, 2009
Current Assets:
Cash and cash equivalents	$ 60,486,534
Restricted cash	500,000
Marketable securities	2,816,411
Accounts receivable, net of allowance for doubtful
accounts of $129,918	5,508,175
Other receivables	268,841
Prepaid expenses and other current assets	1,817,184
Current assets held for sale	3,089,853
Total current assets	74,486,998

Property and equipment, net of accumulated depreciation
and amortization of $12,557,033	8,011,657
Marketable securities	17,461,005
Long term investment	555,000
Other assets	77,710
Goodwill	20,181,000
Other intangibles, net	8,003,942
Restricted cash	1,660,371
Noncurrent assets held for sale	1,976,751
Total assets	$ 132,414,434

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:

Accounts payable	$ 2,078,814
Accrued expenses	5,791,362
Deferred revenue	16,918,187
Other current liabilities	181,431
Current liabilities of discontinued operations	223,204
Current liabilities held for sale	1,983,055
Total current liabilities	27,176,053
Other liabilities	885,447
Noncurrent liabilities held for sale	14,521
Total liabilities	28,076,021

Stockholders' Equity:
Preferred stock; $0.01 par value; 10,000,000 shares
authorized; 5,500 shares issued and 5,500 shares
outstanding; the aggregate liquidation preference totals $55,000,000	55
Common stock; $0.01 par value; 100,000,000 shares
authorized; 36,598,461 shares issued and 30,516,727
shares outstanding	365,985
Additional paid-in capital	270,621,024
Accumulated other comprehensive income	389,777
Treasury stock at cost; 6,081,734 shares	(10,411,952)
Accumulated deficit	(156,626,476)
Total stockholders' equity	104,338,413

Total liabilities and stockholders' equity	$ 132,414,434

THESTREET.COM, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Unaudited
	For the Three Months Ended June 30,	For the Six Months Ended June 30,

	2009	2009
Revenue:
Paid services	$ 9,428,936	$ 18,936,377
Marketing services	5,563,305	9,556,326
Total revenue	14,992,241	28,492,703

Operating expense:

Cost of services	7,264,697	15,510,407
Sales and marketing	2,785,929	5,762,836
General and administrative	3,320,983	7,862,661
Intangible asset impairment	-	24,137,069
Depreciation and amortization	1,207,710	2,678,447
Restructuring expense	574,281	2,558,810
Total operating expense	15,153,600	58,510,230
Operating loss	(161,359)	(30,017,527)
Net interest income	359,417	589,554
Gain on sales of marketable securities	260,746	260,746
Other income	-	153,677
Income (loss) from continuing operations before income taxes	458,804	(29,013,550)
Provision for income taxes	109,250	16,336,327
Income (loss) from continuing operations	349,554	(45,349,877)
Discontinued operations:
Loss on disposal of discontinued operations	9,532	8,607
Loss from discontinued operations	9,532	8,607
Net income (loss)	340,022	(45,358,484)
Preferred stock cash dividends	96,424	192,848

Net income (loss) attributable to common stockholders	$ 243,598	$ (45,551,332)

Basic net income (loss) per share:
Income (loss) from continuing operations	$ 0.01	$ (1.48)
Loss on disposal of discontinued operations	(0.00)	(0.00)
Net income (loss)	0.01	(1.48)
Preferred stock dividends	(0.00)	(0.01)
Net income (loss) attributable to common stockholders	0.01	$ (1.49)

Diluted net income (loss) per share:
Income (loss) from continuing operations	$ 0.01	$ (1.48)
Loss on disposal of discontinued operations	(0.00)	(0.00)
Net income (loss)	0.01	(1.48)
Preferred stock dividends	(0.00)	(0.01)
Net income (loss) attributable to common stockholders	$ 0.01	$ (1.49)

Weighted average basic shares outstanding	30,620,349	30,558,170
Weighted average diluted shares outstanding	30,620,349	30,558,170

Adjusted EBITDA
Net income (loss)	$ 340,022	$ (45,358,484)
Interest	(359,417)	(589,554)
Gain on sales of marketable securities	(260,746)	(260,746)

Provision for income taxes	109,250	16,336,327
Depreciation & amortization	1,207,710	2,678,447
EBITDA	1,036,819	(27,194,010)
Other income	-	(153,677)
Intangible asset impairment	-	24,137,069
Restructuring and other charge	574,281	2,558,810
Noncash compensation	341,981	1,585,594
Adjusted EBITDA	$ 1,953,081	$ 933,786

THESTREET.COM, INC.
CONSOLIDATED BALANCE SHEET

Unaudited
ASSETS	June 30, 2009
Current Assets:
Cash and cash equivalents	$ 63,411,600
Restricted cash	500,000

Marketable securities	799,031
Accounts receivable, net of allowance for doubtful
accounts of $100,436	5,090,863
Other receivables	495,954
Prepaid expenses and other current assets	2,174,219
Current assets held for sale	2,557,445
Total current assets	75,029,112

Property and equipment, net of accumulated depreciation
and amortization of $11,671,141	8,547,244
Marketable Securities	15,692,510
Long term investment	555,000
Other assets	81,610
Goodwill	20,181,000
Other intangibles, net	8,359,945
Restricted cash	1,660,371
Noncurrent assets held for sale	2,122,494
Total assets	$ 132,229,286

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:

Accounts payable	$ 1,786,259
Accrued expenses	5,247,683
Deferred revenue	16,285,222
Other current liabilities	132,300
Current liabilities of discontinued operations	231,955
Current liabilities held for sale	2,185,932
Total current liabilities	25,869,351
Other Liabilities	541,532
Noncurrent liabilities held for sale	17,083
Total liabilities	26,427,966

Stockholders' Equity:
Preferred stock; $0.01 par value; 10,000,000 shares
authorized; 5,500 shares issued and 5,500 shares
outstanding; the aggregate liquidation preference totals $55,000,000	55
Common stock; $0.01 par value; 100,000,000 shares
authorized; 36,598,461 shares issued and 30,620,942
shares outstanding	365,985
Additional paid-in capital	270,955,796
Accumulated other comprehensive income	(202,104)
Treasury stock at cost; 5,977,519 shares	(10,130,571)

Accumulated deficit	(155,187,841)
Total stockholders' equity	105,801,320

Total liabilities and stockholders' equity	$ 132,229,286

THESTREET.COM, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Unaudited			Unaudited			Unaudited			Unaudited			Unaudited
	For the Three Months Ended March 31, 2008			For the Three Months Ended June 30, 2008			For the Three Months Ended September 30, 2008			For the Three Months Ended December 31, 2008			For the Year Ended December 31, 2008
	As Filed	Adjustment	As Restated	As Filed	Adjustment	As Restated	As Filed	Adjustment	As Restated	As Filed	Adjustment	As Restated	As Filed	Adjustment	As Restated
Net revenue:
Paid services	$ 10,759,469	$ -	$ 10,759,469	$ 10,289,939	$ -	$ 10,289,939	$ 10,244,212	$ -	$ 10,244,212	$ 9,892,368	$ -	$ 9,892,368	$ 41,185,988	$ -	$ 41,185,988
Marketing services	8,188,516	(955,959)	7,232,557	9,398,992	(1,285,110)	8,113,882	6,478,367	326,058	6,804,425	6,648,568	862,613	7,511,181	30,714,443	(1,052,398)	29,662,045
Total net revenue	18,947,985	(955,959)	17,992,026	19,688,931	(1,285,110)	18,403,821	16,722,579	326,058	17,048,637	16,540,936	862,613	17,403,549	71,900,431	(1,052,398)	70,848,033

Operating expense:
Cost of services	7,656,127	(45,439)	7,610,688	8,366,156	(45,439)	8,320,717	8,405,002	(45,439)	8,359,563	7,777,480	(83,671)	7,693,809	32,204,765	(219,987)	31,984,778
Sales and marketing	3,763,595	-	3,763,595	3,630,394	-	3,630,394	3,550,363	-	3,550,363	3,318,847	-	3,318,847	14,263,199	-	14,263,199
General and administrative	4,355,545	-	4,355,545	4,078,822	-	4,078,822	4,589,851	-	4,589,851	4,538,020	(41,000)	4,497,020	17,562,238	(41,000)	17,521,238

Intangible asset impairment	-	-	-	-	-	-	-	-	-	2,325,481	-	2,325,481	2,325,481	-	2,325,481
Depreciation and amortization	1,263,604	-	1,263,604	1,584,780	-	1,584,780	1,481,670	-	1,481,670	1,564,132	-	1,564,132	5,894,186	-	5,894,186
Total operating expense	17,038,871	(45,439)	16,993,432	17,660,152	(45,439)	17,614,713	18,026,886	(45,439)	17,981,447	19,523,960	(124,671)	19,399,289	72,249,869	(260,987)	71,988,882
Operating income (loss)	1,909,114	(910,520)	998,594	2,028,779	(1,239,671)	789,108	(1,304,307)	371,496	(932,811)	(2,983,024)	987,284	(1,995,740)	(349,438)	(791,410)	(1,140,848)
Net interest income	686,194	-	686,194	400,243	-	400,243	345,675	-	345,675	141,640	-	141,640	1,573,752	-	1,573,752
Gain on sale of marketable security	-	-	-	-	-	-	-	-	-	120,937	-	120,937	120,937	-	120,937
Income (loss) from continuing operations before income taxes	2,595,308	(910,520)	1,684,788	2,429,022	(1,239,671)	1,189,351	(958,632)	371,496	(587,136)	(2,720,447)	987,284	(1,733,163)	1,345,251	(791,410)	553,841
(Provision) benefit for income taxes	(145,928)	-	(145,928)	(125,693)		(125,693)	(106,364)	-	(106,364)	375,945	-	375,945	(2,040)	-	(2,040)
Income (loss) from continuing operations	2,449,380	(910,520)	1,538,860	2,303,329	(1,239,671)	1,063,658	(1,064,996)	371,496	(693,500)	(2,344,502)	987,284	(1,357,218)	1,343,211	(791,410)	551,801
Discontinued operations:
Loss on disposal of discontinued operations	2,731	-	2,731	2,085	-	2,085	3,079	-	3,079	117	-	117	8,012	-	8,012
Loss from discontinued operations	2,731	-	2,731	2,085	-	2,085	3,079	-	3,079	117	-	117	8,012	-	8,012
Net income (loss)	2,446,649	(910,520)	1,536,129	2,301,244	(1,239,671)	1,061,573	(1,068,075)	371,496	(696,579)	(2,344,619)	987,284	(1,357,335)	1,335,199	(791,410)	543,789
Preferred stock cash dividends	96,424	-	96,424	96,424	-	96,424	96,424	-	96,424	96,424	-	96,424	385,696	-	385,696
Net income (loss) attributable to common stockholders	$ 2,350,225	$ (910,520)	$ 1,439,705	$ 2,204,820	$ (1,239,671)	$ 965,149	$ (1,164,499)	$ 371,496	$ (793,003)	$ (2,441,043)	$ 987,284	$ (1,453,759)	$ 949,503	$ (791,410)	$ 158,093

Basic net income (loss) per share:
Income (loss) from continuing operations	$ 0.08		$ 0.05	$ 0.07		$ 0.03	$ (0.04)		$ (0.03)	$ (0.08)		$ (0.05)	$ 0.04		$ 0.02
Loss on disposal of discontinued operations	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)
Net income (loss)	0.08		0.05	0.07		0.03	(0.04)		(0.03)	(0.08)		(0.05)	0.04		0.02
Preferred stock dividends	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.01)		(0.01)
Net income (loss) attributable to common stockholders	$ 0.08		$ 0.05	$ 0.07		$ 0.03	$ (0.04)		$ (0.03)	$ (0.08)		$ (0.05)	$ 0.03		$ 0.01

Diluted net income (loss) per share:
Income (loss) from continuing operations	$ 0.07		$ 0.04	$ 0.07		$ 0.03	$ (0.04)		$ (0.03)	$ (0.08)		$ (0.05)	$ 0.04		$ 0.02
Loss on disposal of discontinued operations	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)
Net income (loss)	0.07		0.04	0.07		0.03	(0.04)		(0.03)	(0.08)		(0.05)	0.04		0.02
Preferred stock dividends	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.01)		(0.01)
Net income (loss) attributable to common stockholders	$ 0.07		$ 0.04	$ 0.07		$ 0.03	$ (0.04)		$ (0.03)	$ (0.08)		$ (0.05)	$ 0.03		$ 0.01

Weighted average basic shares outstanding	30,392,980		30,392,980	30,452,497		30,452,497	30,482,949		30,482,949	30,381,156		30,381,156	30,427,421		30,427,421
Weighted average diluted shares outstanding	34,615,221		34,615,221	34,597,480		34,597,480	30,482,949		30,482,949	30,381,156		30,381,156	30,835,131		30,835,131

Adjusted EBITDA

Net income (loss)	$ 2,446,649	$ (910,520)	$ 1,536,129	$ 2,301,244	$ (1,239,671)	$ 1,061,573	$ (1,068,075)	$ 371,496	$ (696,579)	$ (2,344,619)	$ 987,284	$ (1,357,335)	$ 1,335,199	$ (791,410)	$ 543,789
Net interest income	(686,194)	-	(686,194)	(400,243)	-	(400,243)	(345,675)	-	(345,675)	(141,640)	-	(141,640)	(1,573,752)	-	(1,573,752)
Gain on sale of marketable security	-	-	-	-	-	-	-	-	-	(120,937)	-	(120,937)	(120,937)	-	(120,937)
(Provision) benefit for income taxes	145,928	-	145,928	125,693	-	125,693	106,364	-	106,364	(375,945)	-	(375,945)	2,040	-	2,040
Depreciation & amortization	1,263,604	-	1,263,604	1,584,780	-	1,584,780	1,481,670	-	1,481,670	1,564,132	-	1,564,132	5,894,186	-	5,894,186
EBITDA	3,169,987	(910,520)	2,259,467	3,611,474	(1,239,671)	2,371,803	174,284	371,496	545,780	(1,419,009)	987,284	(431,725)	5,536,736	(791,410)	4,745,326
Intangible asset impairment	-	-	-	-	-	-	-	-	-	2,325,481	-	2,325,481	2,325,481	-	2,325,481
Noncash compensation	701,097	-	701,097	952,035	-	952,035	986,076	-	986,076	897,877	-	897,877	3,537,086	-	3,537,086
Adjusted EBITDA	$ 3,871,084	$ (910,520)	$ 2,960,564	$ 4,563,509	$ (1,239,671)	$ 3,323,838	$ 1,160,360	$ 371,496	$ 1,531,856	$ 1,804,349	$ 987,284	$ 2,791,633	$ 11,399,303	$ (791,410)	$ 10,607,893

THESTREET.COM, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Unaudited						Unaudited						Unaudited						Unaudited					Unaudited			Unaudited			Unaudited
	For the Three Months Ended March 31, 2008						For the Three Months Ended June 30, 2008						For the Three Months Ended September 30, 2008						For the Three Months Ended December 31, 2008					For the Three Months Ended March 31, 2009			For the Three Months Ended June 30, 2009			For the Three Months Ended September 30, 2009
	As Restated		Promotions. com (1)		Excluding Promotions. com (1)		As Restated		Promotions. com (1)		Excluding Promotions. com (1)		As Restated		Promotions. com (1)		Excluding Promotions. com (1)		As Restated		Promotions. com (1)		Excluding Promotions. com (1)	As Filed	Promotions. com (1)	Excluding Promotions. com (1)	As Reported	Promotions. com (1)	Excluding Promotions. com (1)	As Reported	Promotions. com (1)	Excluding Promotions. com (1)
Revenue:
Paid services	$10,759,469			$93		$10,759,376		$10,289,939		$ 93		$10,289,846		$10,244,212		$ 62		$10,244,150		$9,892,368		$399	$ 9,891,969	$ 9,507,441	$ 99	$ 9,507,342	$9,428,936	$ -	$ 9,428,936	$9,373,672	$ -	$ 9,373,672
Marketing services	7,232,557	1,269,812	5,962,745	8,113,882	1,736,031	6,377,851	6,804,425	1,367,792	5,436,633	7,511,181	2,161,878	5,349,303	4,519,423	1,355,598	3,163,825	5,563,305	995,590	4,567,715	5,861,931	1,557,974	4,303,957
Total revenue	17,992,026	1,269,905	16,722,121	18,403,821	1,736,124	16,667,697	17,048,637	1,367,854	15,680,783	17,403,549	2,162,277	15,241,272	14,026,864	1,355,697	12,671,167	14,992,241	995,590	13,996,651	15,235,603	1,557,974	13,677,629

Operating expense:
Cost of services	7,610,688	1,363,783	6,246,905	8,320,717	1,704,955	6,615,762	8,359,563	1,708,133	6,651,430	7,693,809	1,296,651	6,397,158	8,251,217	973,999	7,277,218	7,264,697	1,076,817	6,187,880	7,156,120	1,192,077	5,964,043
Sales and marketing	3,763,595	145,006	3,618,589	3,630,394	116,789	3,513,605	3,550,363	142,379	3,407,984	3,318,847	206,425	3,112,422	2,976,907	239,634	2,737,273	2,785,929	248,806	2,537,123	3,005,218	203,769	2,801,449
General and administrative	4,355,545	548,819	3,806,726	4,078,822	514,829	3,563,993	4,589,851	536,548	4,053,303	4,497,020	460,379	4,036,641	4,663,678	799,202	3,864,476	3,320,983	387,475	2,933,508	5,266,804	556,600	4,710,204
Intangible asset impairment	-	-	-	-	-	-	-	-	-	2,325,481	-	2,325,481	24,137,069	-	24,137,069	-	-	-	-	-	-
Depreciation and amortization	1,263,604	-	1,263,604	1,584,780	-	1,584,780	1,481,670	-	1,481,670	1,564,132	-	1,564,132	1,470,737	-	1,470,737	1,207,710	-	1,207,710	1,348,806	-	1,348,806
Restructuring expense	-	-	-	-	-	-	-	-	-	-	-	-	2,360,267	-	2,360,267	574,281	-	574,281	169,692	-	169,692
Total operating expense	16,993,432	2,057,608	14,935,824	17,614,713	2,336,573	15,278,140	17,981,447	2,387,060	15,594,387	19,399,289	1,963,455	17,435,834	43,859,875	2,012,835	41,847,040	15,153,600	1,713,098	13,440,502	16,946,640	1,952,446	14,994,194
Operating income (loss)	998,594	(787,703)	1,786,297	789,108	(600,449)	1,389,557	(932,811)	(1,019,206)	86,395	(1,995,740)	198,822	(2,194,562)	(29,833,011)	(657,138)	(29,175,873)	(161,359)	(717,508)	556,149	(1,711,037)	(394,472)	(1,316,565)
Net interest income	686,194	-	686,194	400,243	-	400,243	345,675	-	345,675	141,640	-	141,640	230,137	-	230,137	359,417	-	359,417	186,342	-	186,342
Gain on sales of marketable securities	-	-	-	-	-	-	-	-	-	120,937	-	120,937	-	-	-	260,746	-	260,746	34,684	-	34,684
Other income	-	-	-	-	-	-	-	-	-	-	-	-	153,677	-	153,677	-	-	-	-	-	-
Income (loss) from continuing operations before income taxes	1,684,788	(787,703)	2,472,491	1,189,351	(600,449)	1,789,800	(587,136)	(1,019,206)	432,070	(1,733,163)	198,822	(1,931,985)	(29,449,197)	(657,138)	(28,792,059)	458,804	(717,508)	1,176,312	(1,490,011)	(394,472)	(1,095,539)
(Provision) benefit for income taxes	(145,928)	-	(145,928)	(125,693)	-	(125,693)	(106,364)	-	(106,364)	375,945	-	375,945	(16,227,077)	-	(16,227,077)	(109,250)	-	(109,250)	53,222	-	53,222
Income (loss) from continuing operations	1,538,860	(787,703)	2,326,563	1,063,658	(600,449)	1,664,107	(693,500)	(1,019,206)	325,706	(1,357,218)	198,822	(1,556,040)	(45,676,274)	(657,138)	(45,019,136)	349,554	(717,508)	1,067,062	(1,436,789)	(394,472)	(1,042,317)
Discontinued operations:
Loss (income) on disposal of discontinued operations	2,731	-	2,731	2,085	-	2,085	3,079	-	3,079	117	-	117	(925)	-	(925)	9,532	-	9,532	1,846	-	1,846
Loss from discontinued operations	2,731	-	2,731	2,085	-	2,085	3,079	-	3,079	117	-	117	(925)	-	(925)	9,532	-	9,532	1,846	-	1,846
Net income (loss)	1,536,129	(787,703)	2,323,832	1,061,573	(600,449)	1,662,022	(696,579)	(1,019,206)	322,627	(1,357,335)	198,822	(1,556,157)	(45,675,349)	(657,138)	(45,018,211)	340,022	(717,508)	1,057,530	(1,438,635)	(394,472)	(1,044,163)
Preferred stock cash dividends	96,424	-	96,424	96,424	-	96,424	96,424	-	96,424	96,424	-	96,424	96,424	-	96,424	96,424	-	96,424	96,424	-	96,424
Net income (loss) attributable to common stockholders	$1,439,705	$ (787,703)	$ 2,227,408	$ 965,149	$ (600,449)	$ 1,565,598	$(793,003)	$(1,019,206)	$ 226,203	$(1,453,759)	$ 198,822	$(1,652,581)	$(45,771,773)	$ (657,138)	$(45,114,635)	$ 243,598	$ (717,508)	$ 961,106	$(1,535,059)	$(394,472)	$(1,140,587)

Basic net income (loss) per share:
Income (loss) from continuing operations	$ 0.05		$ 0.07	$ 0.03		$ 0.05	$ (0.03)		$ 0.01	$ (0.05)		$ (0.05)	$ (1.50)		$ (1.48)	$ 0.01		$ 0.03	$ (0.05)		$ (0.04)
Loss on disposal of discontinued operations	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	0.00		0.00	(0.00)		(0.00)	(0.00)		(0.00)
Net income (loss)	0.05		0.07	0.03		0.05	(0.03)		0.01	(0.05)		(0.05)	(1.50)		(1.48)	0.01		0.03	(0.05)		(0.04)
Preferred stock dividends	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)
Net income (loss) attributable to common stockholders	$ 0.05		$ 0.07	$ 0.03		$ 0.05	$ (0.03)		$ 0.01	$ (0.05)		$ (0.05)	$ (1.50)		$ (1.48)	$ 0.01		$ 0.03	$ (0.05)		$ (0.04)

Diluted net income (loss) per share:
Income (loss) from continuing operations	$ 0.04		$ 0.06	$ 0.03		$ 0.05	$ (0.03)		$ 0.01	$ (0.05)		$ (0.05)	$ (1.50)		$ (1.48)	$ 0.01		$ 0.03	$ (0.05)		$ (0.04)
Loss on disposal of discontinued operations	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	0.00		0.00	(0.00)		(0.00)	(0.00)		(0.00)

Net income (loss)	0.04		0.06	0.03		0.05	(0.03)		0.01	(0.05)		(0.05)	(1.50)		(1.48)	0.01		0.03	(0.05)		(0.04)
Preferred stock dividends	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)
Net income (loss) attributable to common stockholders	$ 0.04		$ 0.06	$ 0.03		$ 0.05	$ (0.03)		$ 0.01	$(0.05)		$ (0.05)	$ (1.50)		$ (1.48)	$ 0.01		$ 0.03	$ (0.05)		$ (0.04)

Weighted average basic shares outstanding	30,392,980		30,392,980	30,452,497		30,452,497	30,482,949		30,482,949	30,381,156		30,381,156	30,495,300		30,495,300	30,620,349		30,620,349	30,606,216		30,606,216
Weighted average diluted shares outstanding	34,615,221		34,615,221	34,597,480		34,597,480	30,482,949		30,482,949	30,381,156		30,381,156	30,495,300		30,495,300	30,620,349		30,620,349	30,606,216		30,606,216

Adjusted EBITDA
Net income (loss)	$1,536,129	$ 787,703	$ 2,323,832	$1,061,573	$ 600,449	$ 1,662,022	$(696,579)	$ 1,019,206	$ 322,627	$(1,357,335)	$ (198,822)	$(1,556,157)	$(45,675,349)	$ 657,138	$(45,018,211)	$ 340,022	$ 717,508	$ 1,057,530	$(1,438,635)	$ 394,472	$(1,044,163)
Interest	(686,194)	-	(686,194)	(400,243)	-	(400,243)	(345,675)	-	(345,675)	(141,640)	-	(141,640)	(230,137)	-	(230,137)	(359,417)	-	(359,417)	(186,342)	-	(186,342)
Gain on sales of marketable securities	-	-	-	-	-	-	-	-	-	(120,937)	-	(120,937)	-	-	-	(260,746)	-	(260,746)	(34,684)	-	(34,684)
Provision (benefit) for income taxes	145,928	-	145,928	125,693	-	125,693	106,364	-	106,364	(375,945)	-	(375,945)	16,227,077	-	16,227,077	109,250	-	109,250	(53,222)	-	(53,222)
Depreciation & amortization	1,263,604	-	1,263,604	1,584,780	-	1,584,780	1,481,670	-	1,481,670	1,564,132	-	1,564,132	1,470,737	-	1,470,737	1,207,710	-	1,207,710	1,348,806	-	1,348,806
EBITDA	2,259,467	787,703	3,047,170	2,371,803	600,449	2,972,252	545,780	1,019,206	1,564,986	(431,725)	(198,822)	(630,547)	(28,207,672)	657,138	(27,550,534)	1,036,819	717,508	1,754,327	(364,077)	394,472	30,395
Other income	-	-	-	-	-	-	-	-	-	-	-	-	(153,677)	-	(153,677)	-	-	-	-	-	-
Intangible asset impairment	-	-	-	-	-	-	-	-	-	2,325,481	-	2,325,481	24,137,069	-	24,137,069	-	-	-	-	-	-
Restructuring expense	-	-	-	-	-	-	-	-	-	-	-	-	2,360,267	-	2,360,267	574,281	-	574,281	169,692	-	169,692
Costs of review of Promotions.com accounting	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,307,778	-	1,307,778
Noncash compensation	701,097	(7,063)	694,034	952,035	(11,563)	940,472	986,076	(13,610)	972,466	897,877	(11,696)	886,181	1,243,613	(4,986)	1,238,627	341,981	(3,546)	338,435	573,221	(3,585)	569,636
Adjusted EBITDA	$2,960,564	$ 780,640	$ 3,741,204	$3,323,838	$ 588,886	$ 3,912,724	$1,531,856	$ 1,005,596	$2,537,452	$ 2,791,633	$ (210,518)	$ 2,581,115	$ (620,400)	$ 652,152	$ 31,752	$1,953,081	$ 713,962	$ 2,667,043	$ 1,686,614	$ 390,887	$ 2,077,501

(1) The above information with respect to Promotions.com is presented as a non-GAAP measure for illustrative purposes regarding the disposition of the Company's Promotions.com subsidiary and is not meant to represent a reflection of the operating activities of the Promotions.com subsidiary as if it was on a fully stand-alone basis.

Promotions.com was a legal subsidiary of the Company whose activities were a part of the combined results of the Company. Historically, Promotions.com was not considered an operating segment as management did not measure its results separately nor did management maintain separate discrete financial information including cash flows for its activities.

The column "Excluding Promotions.com" gives effect to the disposition of the Promotions.com subsidiary as if such disposition had taken place on the first day of such respective period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TheStreet.com, Inc. (Registrant)

Date: January 26, 2010	By:	/s/ Gregory Barton
Executive Vice President, Business and Legal Affairs, General Counsel & Secretary